POWER OF ATTORNEY
(For Executing Form ID and Forms 3, 4 and 5)
        Know all by these presents that the undersigned, Ulrich M. Grau, hereby constitutes and appoints each of Christian Itin, Matthias Alder, Barclay Phillips, Alex Driggs and Janet Hanson of Micromet,
Inc., and Christian Plaza, Darren DeStefano, Brian Leaf and Courtney Roche of Cooley LLP, signing singly, as the undersigned's true and lawful attorney-in-fact to:
        (1)        Prepare, execute in the undersigned's name and on the undersigned's behalf, and submit to the Securities and Exchange Commission a Form ID, including amendments thereto, and any other documents necessary or appropriate to obtain codes and passwords enabling the undersigned to make electronic filings with the Securities and Exchange Commission of reports required by Section 16(a)
of the Securities Exchange Act of 1934 or any rule or regulation thereunder;
        (2)        Prepare, execute in the undersigned's name and on the undersigned's behalf, and submit to the Securities and Exchange Commission Forms 3, 4 and 5 (including amendments thereto and joint filing agreements in connection therewith) in accordance with Section 16(a) of the Securities
Exchange Act of 1934 and the rules thereunder;
        (3)        Do and perform any and all acts for and on behalf of the undersigned that may be necessary or desirable to prepare and execute any such Form 3, 4 or 5 (including amendments thereto and joint filing agreements in connection therewith) and file such Forms with the Securities and Exchange
Commission and any stock exchange, self-regulatory association or any other authority; and
        (4)        Take any other action of any type whatsoever in connection with the foregoing that, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required of the undersigned, it being understood that the documents executed by the attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as the attorney-in-fact may approve in the attorney-in-fact's discretion.
        The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.  The undersigned acknowledges that the foregoing attorneys-in-fact, and their substitutes, in serving in such capacity at the request of the undersigned, are not assuming (nor is Micromet, Inc.
assuming) any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange
Act of 1934.
        This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4 and 5 with respect to the undersigned's holdings of and transactions in securities issued by Micromet, Inc., unless earlier revoked by the undersigned in a signed writing delivered to Micromet, Inc. and Cooley LLP.  This Power of Attorney revokes any other power of attorney that the undersigned has previously granted to representatives of the Micromet, Inc. and Cooley LLP.
        IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of the date written below.

Dated:  06/16/2011                              /s/ Ulrich Grau
                                                 Signature
                                              Ulrich Grau
                                             Printed Name